                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          CBES Bancorp,Inc.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                          CBES Bancorp,Inc.
- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                                              September 29, 1999



Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of CBES Bancorp, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders. The meeting will be held at 4:00 p.m. on October 28, 1999 at the Liberty Community Center located at 1600 S. Withers Road, Liberty, Missouri.

     In addition to the annual stockholder vote on corporate business items, the meeting will include management's report to you on the Company's fiscal 1999 financial and operating performance.

     An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the proposals to elect two directors of the Company and to ratify the appointment of independent auditors of the Company for the fiscal year ending June 30, 2000. The Board of Directors unanimously recommends that you vote for each of the proposals.

     I encourage you to attend the meeting in person. Whether or not you attend the meeting, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

     Thank you for your attention to this important matter.

                              Sincerely,

                              /s/ Dennis D. Hartman

                              Dennis D. Hartman
                              Chief Executive Officer

                              CBES BANCORP, INC.
                          1001 North Jesse James Road
                      Excelsior Springs, Missouri  64024
                                (816) 630-6711

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To be Held on October 28, 1999


     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of CBES Bancorp, Inc. (the "Company") will be held at the Liberty Community Center located at 1600 S. Withers Road, Liberty, Missouri at 4:00 p.m., local time, on October 28, 1999.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1. The election of two directors of the Company;

     2. The ratification of the appointment of KPMG LLP as the auditors of the Company for the fiscal year ending June 30, 2000;

and such other matters as may properly come before the Meeting, or any adjournments thereof. As of the date of this notice, the Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 10, 1999 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed proxy card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Dennis D. Hartman

                              Dennis D. Hartman
                              Chief Executive Officer

Excelsior Springs, Missouri
September 29, 1999

  +-------------------------------------------------------------------------+
  |  IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE      |
  |  EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE      |
  |  MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.   |
  |  NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.             |
  +-------------------------------------------------------------------------+

                                PROXY STATEMENT


                              CBES BANCORP, INC.
                          1001 North Jesse James Road
                      Excelsior Springs, Missouri  64024
                                (816) 630-6711


                        ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held October 28, 1999



     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of CBES Bancorp, Inc. (the "Company"), the parent company of Community Bank of Excelsior Springs, a Savings Bank (the "Bank"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Liberty Community Center located at 1600 S. Withers Road, Liberty, Missouri on October 28, 1999, at 4:00 p.m., local time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about September 29, 1999.

     At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors and the appointment of KPMG LLP as auditors for the Company.

VOTE REQUIRED AND PROXY INFORMATION

     All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the director nominees and the proposal set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting and this Proxy Statement, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     As to the election of Directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     As to the ratification of KPMG LLP as independent auditors of the Company, by checking the appropriate box, a stockholder may: (i) vote FOR the item; (ii) vote AGAINST the item; or (iii) ABSTAIN from voting on such item. Under the Company's Certificate of Incorporation and Bylaws, the ratification of this matter shall be determined by a majority of the votes cast, without regard to broker non-votes, or proxies marked ABSTAIN.

     Any other matters that may be brought before the Annual Meeting will be determined by majority of the votes cast, without regard to broker non-votes, or any proxies as to which a stockholder abstains. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

     A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Dennis D. Hartman, Secretary, CBES Bancorp, Inc., 1001 North Jesse James Road, Excelsior Springs, Missouri 64024.

VOTING SECURITIES AND CERTAIN HOLDERS THEREOF

     Stockholders of record as of the close of business on September 10, 1999 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 921,127 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of those persons or entities known by management to beneficially own more than five percent of the Common Stock and all directors and executive officers of the Company and the Bank as a group.

                                                                            PERCENT
                                                                          BENEFICIALLY     PERCENT
                BENEFICIAL OWNER                                             OWNED        OF CLASS
- ------------------------------------------------------------------------- ------------   ---------
CBES Bancorp, Inc. Employee Stock Ownership Plan/(1)/                      81,996           8.90%
 1001 North Jesse James Road
Excelsior Springs, Missouri 64024

David H. Hancock                                                           97,100          10.54%
12498 South 71 Highway
Grandview, Missouri 64030

First Financial Fund, Inc.                                                 91,000/(3)/      9.88%
Gateway Center Three
100 Mulberry Street

Newark, New Jersey 07102
Directors and executive officers of the Company                           184,594/(2)/     20.04%
 and the Bank, as a group (11 persons)

________________________

/(1)/ The amount reported represents shares held by the Employee Stock Ownership
      Plan ("ESOP"), 26,991 shares of which have been allocated to accounts of participants. First Bankers Trust of Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account are voted by the trustee in the same proportion as allocated shares voted by participants.

/(2)/ Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole or shared voting and/or investment power. The amount above includes 51,243 options to purchase shares of Common Stock granted under the Company's 1997 Stock Option and Incentive Plan and 33,769 awards of shares of restricted Common Stock under the Company's Recognition and Retention Plan ("RRP") to directors and executive officers of the Company. The amount above excludes options which do not vest within 60 days of September 10, 1999. Mr. Hartman, presently the Chief Executive Officer of the Company, is the beneficial owner of 13,670 shares, or 1.47%, of the shares outstanding, including 5,841 stock options, 3,720 shares of restricted stock and 1,609 shares allocated to the individual account of Mr. Hartman under the Bank's Employee Stock Ownership Plan. Mr. Hermreck, who served as the Chief Executive Officer of the Company until June 30, 1999, is the beneficial owner of 43,387 shares, or 4.64%, of the shares outstanding, including 13,530 stock options, 9,019 shares of restricted stock and 3,083 shares allocated to the individual account of Mr. Hermreck under the Bank's Employee Stock Ownership Plan.

/(3)/ According to a Schedule 13 G filed by First Financial Fund, Inc. In addition, according to an amended Schedule 13G filed by Wellington Management Company, LLP ("Wellington"), Wellington beneficially owns 91,000 shares of the Company's Common Stock. The Schedule 13G indicates that the shares are owned by Wellington in its capacity as an investment advisor and are owned of record by clients of Wellington. The Schedule 13G discloses that First Financial Fund, Inc., a client of Wellington, is the owner of more than five percent of the Company's shares.

                      PROPOSAL I - ELECTION OF DIRECTORS


     The Company's Board of Directors is presently composed of five members, each of whom is also a director of the Bank. The Directors are divided into three classes. Directors of the Company are generally elected to serve for a three-year term which is staggered to provide for the election of approximately one-third of the directors each year. In August 1999, the Board of Directors was reduced from six to five members, following the death of director Edgar L. Radley.

     The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office and nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominees identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.



                                                                                   SHARES OF COMMON
                          AGE AT                                       TERM       STOCK BENEFICIALLY      PERCENT
                         JUNE 30,                          DIRECTOR     TO             OWNED AT              OF
         NAME              1999      POSITION(S) HELD     SINCE/(1)/  EXPIRE   SEPTEMBER 10, 1999/(2)/     CLASS
- -----------------------  --------  ---------------------  ----------  ------  --------------------------  --------

                                                             NOMINEES
                                                             --------
Robert E. McCrorey          58     Chairman of the           1973      1999             34,318(5)          3.70%
                                   Board and President
Richard N. Cox              53     Director                  1992      1999             33,524(3)          3.63
                                                  DIRECTORS CONTINUING IN OFFICE
                                                  ------------------------------
Robert L. Lalumondier       59     Director                  1992      2001              6,124(3)          0.66
Cecil E. Lamb               70     Director                  1985      2001             10,599(4)          1.15
Rodney G. Rounkles          61     Director                  1984      2000             13,189(3)          1.43
- ---------------------------

/(1)/ Includes service as a director of the Bank.

/(2)/ Includes shares held directly, as well as shares held in retirement accounts, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the named individuals may be deemed to have sole or shared voting and/or investment power. Does not include options to purchase shares of Common Stock granted under the Company's 1997 Stock Option and Incentive Plan (the "Stock Option Plan") which have not yet vested.

/(3)/ Includes 3,075 stock options and 2,049 shares of restricted stock for Director Cox, Lalumondier and Rounkles.

/(4)/ Includes 2,050 stock options and 2,049 shares of restricted stock for Director Lamb.

/(5)/ Includes 6,149 stock options and 4,099 shares of restricted stock for Director McCrorey.

     The business experience of each director and director nominee is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

     ROBERT E. MCCROREY Mr. McCrorey has served as a loan originator for the Bank since 1993. Prior to that time, he served as a branch manager for a beer distributor.

     RICHARD N. COX Mr. Cox is the owner and operator of Cox Tool Co., Inc., a designer/builder of plastic molds, located in Excelsior Springs, Missouri.

     ROBERT L. LALUMONDIER Mr. Lalumondier is the owner of Lalumondier Insurance Agency, located in Kearney, Missouri.

     CECIL E. LAMB.  Mr. Lamb is a retired postmaster.

     RODNEY G. ROUNKLES. Mr. Rounkles was the plant manager of a molding products plant in Excelsior Springs, Missouri until his retirement in 1995.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     Executive officers of the Company and the Bank are elected annually by the Board of Directors of the Company and the Bank, respectively. The business experience of the executive officers of the Company and the Bank who are not also directors are set forth below.

     DENNIS D. HARTMAN. Mr. Hartman, age 45, has served as the Chief Executive Officer of the Bank since July 1, 1999. In that capacity, he is responsible for overseeing the day-to-day operations of the Bank. Prior to that time, Mr. Hartman served as the Chief Financial Officer and Manager of the Bank's Accounting Department. In that capacity, he was responsible for the supervision of the Accounting Department and reporting to the regulatory authorities. He was also responsible for overseeing the Bank's asset/liability management program. Mr. Hartman joined the Bank in 1978.

     DERYL R. GOETTLING. Mr. Goettling, age 50, has served as the Chief Lending Officer since July 1, 1999. Prior to that date, Mr. Goettling served as the Manager of the Bank's Mortgage Loan Department. In that position he was responsible for the supervision of all mortgage lending operations of the Bank. Mr. Goettling joined the Bank in 1986.

     MARGARET E. TEEGARDEN. Ms. Teegarden, age 50, is the Manager of the Bank's Savings Department, responsible for managing the Bank's Savings Department. Ms. Teegarden joined the Bank in 1978.

     JAMES V. ALDERSON. Mr. Alderson, age 53, has served as the Manager of the Consumer Loan Department since June 1994, responsible for supervision of the Bank's consumer lending operations. Mr. Alderson has been with the Bank since 1990 and served as a loan officer until June 1994.

     ROBERT F. KIRK. Mr. Kirk, age 52, has served as the Chief Financial Officer and Manager of the Bank's Accounting Department since July 1, 1999. He is responsible for the supervision of the Accounting Department and reporting to regulatory authorities. He is also responsible for overseeing the Bank's asset/liability management program. Previously, Mr. Kirk served as the Controller of the Bank. Mr. Kirk joined the Bank in 1996.

     LARRY E. HERMRECK. Mr. Hermreck, age 59, has been with the Bank for the past 26 years and served as Chief Executive Officer for 21 years until June 30, 1999. Mr. Hermreck currently serves in an advisory capacity to the Bank.

OWNERSHIP REPORTS BY OFFICERS AND DIRECTORS

     The Common Stock of the Company is registered pursuant to Section 12(g) of the 1934 Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, or 5 with the SEC disclosing changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4, or 5 on a timely basis. Based on the Company's review of such ownership reports, no officer, director or 10% beneficial owner of the Company failed to file ownership reports on a timely basis for the fiscal year ended June 30, 1999, except that Margaret Teegarden did not report the March 31, 1999 sale of 1,000 shares of Common Stock by her husband until June 30, 1999.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

     The Board of Directors met 10 times during the fiscal year ended June 30, 1999. During fiscal 1999, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

     The Board of Directors of the Company has standing Audit, Nominating and Compensation Committees.

     The Company's Audit Committee is responsible for the review of the Company's annual audit report prepared by the Company's independent auditors. The review includes a detailed discussion with the independent auditors and recommendation to the full Board concerning any action to be taken regarding the audit. The current members of this committee are Directors Cox, Lalumondier, Lamb and Rounkles. The Company's Audit Committee met one time during fiscal 1999.

     The Compensation Committee is currently composed of Directors Cox, Lalumondier, Lamb and Rounkles. This Committee is responsible for evaluating the performance of the Company's principal officers and employees to determine the compensation and benefits to be paid to such persons, and for administering the Company's Stock Option Plan and RRP. This Committee met one time during fiscal 1999.

     The Nominating Committee meets annually in order to nominate candidates for membership on the Board of Directors. This committee is comprised of the board members who are not up for election. The Nominating Committee met one time during fiscal 1999.

DIRECTOR COMPENSATION

     During fiscal 1999, the Company paid directors a fee of $2,200 per annum. Additionally, during fiscal 1999, each director of the Bank received a total of $9,750 in board fees plus $3,000 for serving on various committees of the Bank. Each director also receives life insurance coverage, and each director except for Messrs. Lalumondier and Lamb also receives group hospitalization, dental and prescription coverage. Messrs. Lalumondier and Lamb each received $2,362 in lieu of such coverages during fiscal 1999. Mr. McCrorey also is paid a salary for services performed as a loan originator for the Bank.

     Stock Benefit Plans. Following approval by the Company's stockholders at the Annual Meeting of Stockholders held on October 28, 1997, each director of the Company who is not a full-time employee (5 persons) received an option to purchase 5,125 shares of Common Stock under the Company's 1997 Stock Option and Incentive Plan and an award of 2,049 shares of restricted stock under the Company's Recognition and Retention Plan. In addition, Mr. McCrorey received options to purchase 10,248 shares under the Stock Option Plan, and 4,099 shares of restricted stock under the Recognition and Retention Plan.

     Director Emeritus Agreement. In order to encourage directors to remain members of the Bank's board, in February 1995 the Bank entered into Director Emeritus Agreements (the "Emeritus Agreements") with each of the directors of the Bank. Pursuant to the Emeritus Agreements, upon reaching age 75, directors Lamb, Lalumondier, McCrorey, Rounkles and Cox will receive a benefit of $525, $642, $1,225, $817, and $846, respectively, per month paid monthly for ten years following retirement. Upon termination of service for disability or retirement prior to age 75, the director will receive a reduced amount pursuant to a schedule as set forth in the Emeritus Agreements, paid monthly for ten years following termination, or if earlier, until the director's recovery from disability. Upon termination following a change in control of the Bank, each director would be entitled to a lump sum payment of a reduced amount pursuant to a schedule as set forth in the Emeritus Agreement. Upon the death or termination for cause of a director, no benefits will be paid to such director. The Bank purchased life insurance to finance the benefits that would be payable to five of the six directors. The Bank accrued expenses during fiscal 1999 in the aggregate amount of $17,670 for the Emeritus Agreements.

EXECUTIVE COMPENSATION

     The Company has not paid any compensation to its executive officers since its formation. However, the Company does reimburse the Bank for services performed on behalf of the Company by its officers. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than the Bank.

     The following table sets forth the compensation paid or accrued by the Bank for services rendered by Larry E. Hermreck, the Chief Executive Officer of the Bank during fiscal 1999. As of July 1, 1999, Dennis D. Hartman became the Chief Executive Officer of the Bank. Except for Mr. Hermreck, no executive officer earned in excess of $100,000 during fiscal 1999, 1998 or 1997.

================================================================================================================================
                                                    SUMMARY COMPENSATION TABLE
================================================================================================================================
                                                                             LONG-TERM COMPENSATION
                                            ANNUAL COMPENSATION                      AWARDS
                                      ------------------------------     -----------------------------
                                                           OTHER
                                                           ANNUAL        RESTRICTED STOCK     OPTIONS/               ALL OTHER
NAME AND PRINCIPAL            FISCAL  SALARY    BONUS   COMPENSATION         AWARD(S)           SARS               COMPENSATION
   POSITION                    YEAR    ($)       ($)      ($)/(1)/            ($)               (#)                     ($)
================================================================================================================================
Larry E. Hermreck              1999  $80,520   $21,084      $---           $28,972/(2)/        ---/(3)/             $22,872/(4)/
  Chief Executive Officer      1998  $81,863   $17,796      $---           $34,723/(2)/     22,550/(3)/             $32,608/(4)/
                               1997  $67,500   $11,224      $---               ---/(2)/        ---/(3)/             $ 3,427/(4)/
================================================================================================================================

____________________
/(1)/ Mr. Hermreck did not receive any additional benefits or perquisites which, in the aggregate, exceeded 10% of his salary and bonus or $50,000.

/(2)/ Based upon approximately 1804 shares of restricted stock which vested in each of fiscal 1999 and fiscal 1998 at an assumed price of $16.06 and $19.25 per share, respectively. On October 28, 1997, pursuant to the Company's Recognition and Retention Plan, Mr. Hermreck was awarded 9,019 shares of restricted stock. The market value per share of the Common Stock was $19.25 on the date of the grant, and the aggregate value of 9,019 shares at $19.25 per share totals $173,616. Such awards vest in equal installments at a rate of 20% per year beginning on October 28, 1997, the date of grant, unless otherwise determined by the Board. Awards will be 100% vested upon termination of employment due to death or disability, or following a change of control. The aggregate value of the 9,019 shares of restricted stock awarded to Mr. Hermreck, including both vested and unvested shares, as of June 30, 1999 was $144,845, based upon a closing price of $16.06 per share on June 28, 1999.

/(3)/ On October 28, 1997, pursuant to the Company's Stock Option Plan, Mr.
     Hermreck was awarded options to purchase 22,550 shares of Common Stock. Such options vest in equal installments at a rate of 20% per year commencing on the date of grant. The exercise price of such options is $19.25, the fair market value of the underlying shares on October 28, 1997, the date of grant.

/(4)/ Includes $22,306 contributed under the ESOP for the benefit of Mr.
     Hermreck, and $566 contributed under the Bank's 401K Plan for the benefit of Mr. Hermreck in fiscal 1999; includes $32,039 contributed under the ESOP for the benefit of Mr. Hermreck, and $569 contributed under the Bank's 401K Plan for the benefit of Mr. Hermreck in fiscal 1998; includes $3,282 contributed under the ESOP for the benefit of Mr. Hermreck, and $145 contributed under the Bank's 401K Plan for the benefit of Mr. Hermreck in fiscal 1997.


STOCK OPTIONS

     The Board of Directors of the Company has adopted the Stock Option Plan, which has been approved by the stockholders. Certain directors, officers and employees of the Bank and the Company are eligible to participate in the Stock Option Plan. The Stock Option Plan is administered by a committee of outside directors (the "Committee"). The Stock Option Plan authorizes the grant of stock options equal to 102,495 shares of Common Stock. The Stock Option Plan provides, among other things, for the grant of options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code, and options that do not so qualify ("nonstatutory options"). For information regarding options granted to directors under the Stock Option Plan, see "Director

Compensation--Stock Benefit Plans," herein. Options must be exercised within 10 years from the date of grant. The exercise price of the options must be at least 100% of the fair market value of the underlying Common Stock at the time of the grant.

     No options were granted under the Stock Option Plan to the named executive officer during the year ended June 30, 1999.

     Set forth below is certain additional information concerning options outstanding to the named executive officer at June 30, 1999. No options were exercised during fiscal 1999.

========================================================================================================================
                                    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                              FISCAL YEAR-END OPTION VALUES
========================================================================================================================
                                                        NUMBER OF UNEXERCISED                      VALUE OF UNEXERCISED
                                                              OPTIONS AT                        IN-THE-MONEY OPTIONS AT
                                                           FISCAL YEAR-END                             YEAR-END (1)
                                                      -------------------------                -------------------------
                     SHARES ACQUIRED   VALUE          EXERCISABLE/UNEXERCISABLE                EXERCISABLE/UNEXERCISABLE
NAME                  UPON EXERCISE   REALIZED                   (#)                                      ($)
- ------------------------------------------------------------------------------------------------------------------------
Larry E. Hermreck          --          $ --                 9,020/13,530                                -0-/-0-
- ------------------------------------------------------------------------------------------------------------------------

____________________________________
(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on June 30, 1999, at which date the most recent sales price of the Common Stock as reported on the Nasdaq SmallCap Market was $16.06

EMPLOYMENT AGREEMENTS

     The Bank entered into an employment agreement effective upon consummation of the conversion with Larry E. Hermreck, the Bank's Chief Executive Officer, providing for a term of three years. The contract provides for payment to the employee for the remaining term of the contract unless the employee is terminated "for cause." The employment agreement's term expires in September 1999. However, by agreement of the parties, Mr. Hermreck stepped down as Chief Executive Officer as of July 1, 1999, and currently serves in an untitled executive capacity to the Bank.

     The employment agreement for Mr. Hermreck provides for an annual base salary as determined by the Board of Directors. Mr. Hermreck's base salary (exclusive of bonuses) was approximately $75,500 during fiscal 1999. So long as the contract remains in force, salary increases will be reviewed not less often than annually thereafter, and are subject to the sole discretion of the Board of Directors. The employment contract provides for annual extensions for one additional year, but only upon express authorization by the Board of Directors at the end of each year. The contract provides for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment contract is terminable by the employee upon 90 days' notice to the Bank.

     In the event there is a change in control of the Holding Company or the Bank, as defined in the agreement, and if employment terminates involuntarily, as defined in the Agreement, in connection with such change in control or within 12 months thereafter, the employment contract provides for a payment equal to 299% of Mr. Hermreck's base amount of compensation as defined in the Code. Assuming a change in control were to take place as of June 30, 1999, the aggregate amounts payable to Mr. Hermreck pursuant to this change in control provision would be approximately $285,355.

     The contract provides, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel.

     On March 24, 1998, the Bank entered into a severance agreement with Larry
E. Hermreck, the Bank's Chief Executive Officer, effective upon termination of the employment agreement ( September 1999) previously entered into upon the conversion of the Bank from mutual to stock form. The severance agreement provides for a term of three years. The agreement provides for the payment of benefits in the event of a change in control of the Bank or the Company during the term of the contract unless the executive is "terminated for cause." The severance agreement provides for annual extensions for one additional year, but only upon express authorization by the Board of Directors at the end of each year.

     In the event there is a change in control of the Bank or Company, as defined in the agreement, and if employment terminates involuntarily, as defined in the agreement, in connection with such change in control or within 12 months thereafter, the severance agreement provides for a payment equal to 2.99 times Mr. Hermreck's base amount of compensation as defined in Section 280G of the Code. In addition to the severance payment, Mr. Hermreck would be entitled to receive health benefits for the remaining term of the agreement. Notwithstanding any provision to the contrary in the severance agreement, payments under the severance agreement are limited so that they will not constitute an excess parachute payment under Section 280G of the Code.

     Mr. Hermreck has informed the Board of Directors that he intends to resign from his full-time position effective October 31, 1999. It is expected that Mr. Hermreck will continue to serve in an advisory capacity to the Bank on a part time basis for a one year period commencing November 1, 1999 at a salary of $2,000 per month.

     In March 1998, the Bank entered into a severance agreement with Messrs. Hartman and Goettling and Ms. Teegarden. These agreements provide for a term of two years and a change of control payment on involuntary termination equal to 150% of the executive's salary during the preceding calendar year including bonuses and any other cash compensation paid. These agreements are otherwise similar to the severance agreement with Mr. Hermreck.

SALARY CONTINUATION AGREEMENTS

     In order to encourage the Bank's Chief Executive Officer to remain an employee of the Bank, the Bank entered into a Salary Continuation Agreement
(the "Agreement") in February 1995 with Mr. Hermreck. Pursuant to the Agreement, upon retirement on or after reaching age 65, Mr. Hermreck would receive a monthly benefit of $2,917 paid monthly for 15 years following retirement. Upon termination of service for disability or retirement prior to age 65, Mr. Hermreck would receive a reduced amount pursuant to a schedule set forth in the Agreement, paid monthly for 15 years following termination or, if earlier, until Mr. Hermreck's recovery from disability. Upon termination following a change in control of the Bank, Mr. Hermreck would be entitled to a lump sum payment of a reduced amount pursuant to a schedule set forth in the Agreement. The Agreement provides for a death benefit if Mr. Hermreck dies while in active service of the Bank equal to the amount that would be paid to Mr. Hermreck upon serving until age 65. If Mr. Hermreck dies after benefit payments commence but before receiving all payments, the Bank will pay the remaining benefits at the same time and in the same amounts they would have been paid had Mr. Hermreck survived. The Bank purchased life insurance on Mr. Hermreck whereby the Bank is the beneficiary in order to offset the expected payments to Mr. Hermreck. The Bank accrued expenses during fiscal 1999 in the amount of $26,074 for the Agreement. The Bank has also entered into Salary Continuation Agreements with Messrs. Alderson, Goettling and Hartman and Ms. Teegarden. These agreements are similar to the Agreement with Mr. Hermreck, although providing for lower payments.

CERTAIN TRANSACTIONS

     The Bank has followed a policy of granting consumer loans and loans secured by one- to four-family real estate to officers, directors and employees. Loans to directors and executive officers are made in the ordinary course of business and on substantially the same terms and conditions as those of comparable transactions with other persons prevailing at the time, in accordance with the Bank's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

     All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loan and other transactions with affiliated persons of the Bank. Federal law generally requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates, subject to limited exceptions. However, recent regulations now permit executive officers and directors to receive the same terms on loans through plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. Loans to all directors, executive officers, and their associates totaled $765,000 at June 30, 1999, which was 4.5% of the Company's stockholders' equity at that date. All loans to directors and officers were performing in accordance with their terms at June 30, 1999.

             PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors of the Company has appointed KPMG LLP, independent accountants, to be the Company's auditors for the fiscal year ending June 30, 2000, subject to the ratification of the appointment by the Company's shareholders. Representatives of KPMG LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.


     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2000.


STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 1001 North Jesse James Road, Excelsior Springs, Missouri 64024, no later than June 2, 2000. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     Under the Company's By-laws, certain procedures are provided which a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. These procedures provide, generally, that stockholders desiring to make nominations for directors, or to bring a proper subject of business before the meeting, must do so by a written notice timely received (generally not later than 90 days in advance of such meeting, subject to certain exceptions) by the Secretary of the Company. The notice must include certain information as specified in the Company's bylaws.

OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.


Excelsior Springs, Missouri
September 29, 1999

                              CBES BANCORP, INC.

                        ANNUAL MEETING OF STOCKHOLDERS
                               OCTOBER 28, 1999


   The undersigned hereby appoints Robert L. Lalumondier and Cecil E. Lamb, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of CBES Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders
(the "Meeting") to be held at the Liberty Community Center, located at 1600 S. Withers Road, Liberty, Missouri on October 28, 1999 at 4:00 p.m. and at any and all adjournments and postponements thereof.

1. The election as directors of all nominees listed below (except as marked to the contrary):

             [_] FOR              [_] VOTE WITHHELD

   INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE
                 IN THAT NOMINEE'S NAME BELOW.

          ROBERT E. McCROREY        RICHARD N. COX

2. The ratification of the appointment of KPMG LLP as auditors for the Company for the fiscal year ending June 30, 2000.

        [_] FOR   [_] AGAINST  [_] ABSTAIN

   In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

   THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND EACH OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO BUSINESS, OTHER THAN AS DESCRIBED IN THE COMPANY'S NOTICE OF THE MEETING AND PROXY STATEMENT, TO BE PRESENTED AT THE MEETING.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL
                AND THE ELECTION OF THE NOMINEES LISTED ABOVE.


                                    (Continued and to be SIGNED on Reverse Side)

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

   The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.



Dated:                    , 1999
       -------------------             ------------------------------
                                       Signature of Stockholder
                                       Please sign exactly as your name(s)
                                       appear(s) to the left. When signing as
                                       attorney, executor, administrator,
                                       trustee or guardian, please give your
                                       full title. If shares are held jointly,
                                       each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE